UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 30, 2017

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10948	59-2663954
(State or other jurisdiction of incorporation or organization)	Commission File number	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 30, 2017, Office Depot, Inc. (the “Company”) announced the appointments of Stephen R. Calkins, 46, and Troy Rice, 54, to serve as the Company’s President, Business Solutions Division and the Company’s President, Retail Division, respectively, effective immediately. The appointments are aligned to the Company’s reporting segments, North American Business Solutions Division (“BSD”) and North American Retail Division (“Retail Division”). The decisions are made in connection with the Company’s focus on its strategic initiatives to grow its North American business. Mr. Calkins currently serves as the Company’s Executive Vice President, Chief Legal Officer and Corporate Secretary. Mr. Calkins will continue to hold these positions while taking on the new role of President, Business Solutions Division, pending a successor being named. Mr. Rice currently serves as the Company’s Executive Vice President and Chief Operating Officer, North America, a position that will be replaced with his new role as President, Retail Division.

Mr. Calkins has been serving as the Company’s Executive Vice President, Chief Legal Officer and Corporate Secretary since August 2016. Between 2011 and 2016, Mr. Calkins held various leadership roles in operations, including as Executive Vice President, Contract Sales from December 2013 to August 2016, during which time he was responsible for the Company’s contract sales business, Canadian operations, print and services and customer service. Prior to this role, Mr. Calkins served as Senior Vice President, North American Business Solutions from April 2011 to December 2013, Vice President, Deputy General Counsel from March 2010 to April 2011, and Vice President, Associate General Counsel from February 2007 to March 2010. Between 2003 and 2007, Mr. Calkins held various leadership positions in the Company’s legal department. Before Office Depot, Mr. Calkins was an attorney with Kilpatrick Townsend & Stockton LLP.

Mr. Rice has been serving as the Company’s Executive Vice President and Chief Operating Officer, North America since August 2016. Mr. Rice joined Office Depot in April 2014 as Executive Vice President of Retail. Before joining Office Depot, Mr. Rice served as Executive Vice President of Stores and Services for Toys “R” Us where he worked from 2006 to 2014. Prior to Toys “R” Us, Mr. Rice worked for The Home Depot from 1990 to 2006 where he held a number of leadership roles, leaving as Division President, Northern Division.

A copy of the press release announcing the business unit Presidents and other executive appointments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit 99.1	Press Release dated May 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: May 30, 2017	By:	/s/ Stephen R. Calkins
Stephen R. Calkins Executive Vice President, Chief Legal Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release dated May 30, 2017.